Exhibit 10.1

THE EXCHANGE RIGHTS GRANTED HEREUNDER, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THOSE EXCHANGE RIGHTS, HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN GRANTED TO THE HOLDER THEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE EXCHANGE RIGHTS AND THE SECURITIES ISSUED UPON EXERCISE THEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THESE EXCHANGE RIGHTS BE EXERCISED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF TURBOCHEF HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO TURBOCHEF THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.


                        PREFERRED UNIT EXCHANGE AGREEMENT

         THIS PREFERRED UNIT EXCHANGE AGREEMENT (this "AGREEMENT") is entered into as of the 21st day of May, 2004, by and among TURBOCHEF TECHNOLOGIES, INC., a Delaware corporation ("TURBOCHEF"), and those other persons and entities whose names are set forth on the signature pages hereto (each, a "HOLDER", and collectively, the "HOLDERS").

                              W I T N E S S E T H:

         WHEREAS, on May 21, 2004, TurboChef, the Holders and Enersyst Development Center, L.L.C., a Texas limited liability company (the "COMPANY"), entered into that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), which provided for, among other things, the conversion of the Company from a Texas limited liability company to a Delaware limited liability company, the exchange by the Holders of all of the units of membership interest of the Company owned by each of them for Preferred Units of the Company, and the acquisition by TurboChef, in exchange for an initial capital contribution, of Common Units of the Company, all in accordance with the provisions thereof (collectively, the "CONTRIBUTION"); and

         WHEREAS, as a condition to the consummation of the Contribution, TurboChef and the Holders agreed to enter into this Agreement, pursuant to which, among other things, each Holder will be granted the right, subject to certain conditions, to exchange such Holder's Preferred Units for shares of common stock, par value $.01 per share, of TurboChef;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         1.01 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms have the meanings assigned to them below in this SECTION 1.01.

         "AFFILIATE" means, as to any specified Person, any other Person that, directly or indirectly through one or more intermediaries or otherwise, controls, is controlled by, or is under common control with the specified Person.

         "AGGREGATE PAYOFF AMOUNT" shall have the meaning ascribed to such term in the Contribution Agreement.

         "AGGREGATE PREFERRED UNIT VALUE" means Thirteen Million Six Hundred Thousand Dollars ($13,600,000) less the Aggregate Payoff Amount.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock, par value $.01 per share, of TurboChef.

         "COMMON UNITS" shall have meaning given to such term in the Operating Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE PRICE" means average closing price of the Common Stock on the over-the-counter bulletin board market for the thirty (30) trading days immediately preceding the date hereof, subject to adjustment as provided in
ARTICLE IV hereof.

         "EXCHANGE SHARES" means, as of any given date, the total number of shares of Common Stock issuable upon the exercise of all Exchange Rights that remain outstanding as of such date, subject to adjustment as provided in ARTICLE IV hereof.

         "INDIVIDUAL PREFERRED UNIT VALUE" means, with respect to any Holder, the product obtained by multiplying the Aggregate Preferred Unit Value by such Holder's Preferred Percentage Interest.

         "LAWS" means all laws, codes, statutes, ordinances, orders, judgments, decrees, administrative or judicial promulgations, injunctions, determinations, approvals, rules, regulations, permits, certificates, licenses and authorizations, and all successors, amendments or supplements thereto, of all governmental authorities with jurisdiction.

         "LIEN" means any mortgage, deed of trust, title defect or restriction, lien or objection, pledge, security interest, hypothecation, restriction, covenant, transfer restriction, right of first refusal, adverse claim, conditional sales contract, easement, right-of-way, encumbrance, claims or charge of any kind or nature whatsoever.

         "OPERATING AGREEMENT" means that certain Amended and Restated Operating Agreement of the Company, dated of even date herewith, by and among TurboChef and the Holders.

         "PERSON" means an individual, sole proprietorship, partnership, corporation, association, institution, joint stock company, limited liability company, trust, joint venture, unincorporated organization, governmental authority or agency or any other legal entity.

         "PREFERRED PERCENTAGE INTEREST" means, with respect to any Holder, the quotient obtained by dividing the number of Preferred Units held by such Holder by the total number of Preferred Units issued and outstanding on the date hereof.

         "PREFERRED UNITS" shall have meaning given to such term in the Operating Agreement.

         "REGISTRABLE SHARES" means, as of any given date, the shares of Common Stock deliverable upon the exercise of Exchange Rights outstanding as of such date, all shares of Common Stock then-outstanding as a result of the exercise of Exchange Rights prior to such date, and any additional shares of Common Stock issued by virtue of such shares pursuant to any stock split, stock dividend, recapitalization or similar event.

         "REGISTRATION EXPENSES" means all expenses incurred by TurboChef in complying with SECTION 6.01 hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for TurboChef; state "blue sky" fees and expenses; and accountants' expenses, including without limitation any special audits incident to or required by any such registration; but excluding any expenses of counsel for the Holders.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLING EXPENSES" means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Shares by the Holders, and all fees of any attorneys engaged by one or more of the Holders in connection with any such sale.

         1.02 CAPTIONS. Captions to Articles, Sections, and subsections of, and Schedules and Exhibits to, this Agreement are included for convenience of reference only, and such captions shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

                                   ARTICLE II

                                 EXCHANGE RIGHTS

         2.01 GRANT OF EXCHANGE RIGHTS. TurboChef hereby agrees that each Holder is entitled to exchange such Holder's Preferred Units, in the manner set forth in ARTICLE III, and subject to the other conditions set forth in this Agreement, for that number of fully paid and non-assessable shares of Common Stock equal to the quotient obtained by dividing such Holder's Individual Preferred Unit Value by the Exchange Price (as determined at the close of business on the date TurboChef receives such Holder's Notice of Exercise pursuant to

SECTION 3.01(A) hereof) (the foregoing right of exchange being referred to herein as the "EXCHANGE RIGHT").

         2.02 WITHHOLDING OF PREFERRED UNITS; CLAIMS FOR INDEMNIFICATION.

              (a) Each Holder acknowledges that a portion of its Preferred Units are being deposited with TurboChef on the date hereof pursuant to the provisions of Section 8.08 of the Contribution Agreement, and that such Preferred Units, the shares of Common Stock into which such Preferred Units are exchanged under this Agreement, and the proceeds of the sale of any such shares of Common Stock, shall be subject to and governed by the provisions of Section 8.08 of the Contribution Agreement.

              (b) In the event that any of the Preferred Units deposited with Purchaser as referenced in SECTION 2.02(A) above are cancelled to satisfy a claim for indemnification in accordance with Section 8.08 of the Contribution Agreement, such Holder's Exchange Right with respect to the number of Preferred Units so cancelled shall terminate, effective as of the date that such Preferred Units are cancelled, and thereafter such Exchange Right shall no longer be exercisable with respect to such Preferred Units.

         2.03 DURATION. The Exchange Rights shall be exercisable to the extent and in the manner provided herein for a period of twenty (20) years from the date hereof, unless sooner terminated as provided herein.

                                  ARTICLE III

                               METHOD OF EXCHANGE

         3.01 MANNER OF EXERCISE. Subject to compliance with the terms and conditions of this Agreement and applicable securities laws, a Holder may exercise such Holder's Exchange Right, in whole but not in part, at any time or from time to time, following the date hereof by:

              (a) delivering the form of Notice of Exercise attached hereto as EXHIBIT A (the "NOTICE OF EXERCISE"), duly executed by such Holder, at the principal office of TurboChef; and

              (b) surrendering any and all certificates representing the Preferred Units being exchanged, duly endorsed in blank, or accompanied by stock powers duly executed in blank, by such Holder at the principal office of TurboChef.

         3.02 STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after its receipt of a Notice of Exercise, TurboChef shall issue and deliver, or cause its transfer agent to issue and deliver, to the Holder entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise (but shall retain such certificates as represent the shares of Common Stock that are required to be withheld pursuant to Section 8.08 of the Contribution Agreement), together with cash in lieu of any fraction of a share equal to such fraction multiplied by the Exchange Price. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of an Exchange Right.

                                   ARTICLE IV

                                   ADJUSTMENTS

         4.01 ADJUSTMENTS. The number of Exchange Shares is subject to adjustment in accordance with the following provisions of this ARTICLE IV, except to the extent appropriate adjustments are otherwise made pursuant to TurboChef's Articles of Incorporation, any amendment or restatement thereof, or by TurboChef's Board of Directors in connection with any event described below:

              (a) If TurboChef, at any time or from time to time after the date hereof, subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Exchange Shares into a greater number of shares, the Exchange Price in effect immediately before that subdivision shall be proportionately decreased. If TurboChef, at any time or from time to time after the date hereof, combines (by reverse stock split or otherwise) the Exchange Shares into a lesser number of shares, the Exchange Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this
SECTION 4.01(A) shall become effective at the close of business on the date the subdivision or combination becomes effective. Except as otherwise provided in this Agreement, when any adjustment is required to be made in the Exchange Price pursuant to this SECTION 4.01(A), the number of Exchange Shares shall be changed to the number determined by dividing (i) an amount equal to the number of shares of Common Stock issuable upon the exercise of all Exchange Rights outstanding immediately prior to such adjustment, multiplied by the Exchange Price in effect immediately prior to such adjustment, by (ii) the Exchange Price in effect immediately after such adjustment.

              (b) If, at any time or from time to time after the date hereof, TurboChef shall make or issue, or fix a record date for the determination of holders of Exchange Shares who are entitled to receive a dividend or other distribution payable in securities of TurboChef, then and in each such event, unless such dividend or distribution results in an adjustment of the Exchange Price pursuant to another provision of this ARTICLE IV, provision shall be made so that each Holder shall receive upon exercise hereof in addition to the securities receivable hereupon, the amount of securities of TurboChef that such Holder would have received had such Holder's Exchange Rights been exercised on the date of such event and had such Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by such Holder as aforesaid during such period, giving application during such period to all adjustments called for herein.

              (c) If, at any time or from time to time after the date hereof, the class of securities issuable upon exercise of the then-outstanding Exchange Rights shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for in SECTION 4.01(A) and SECTION 4.01(B) above, or a merger, consolidation or sale of assets provided for in SECTION 4.01(D), below), then and in each such event provision shall be made so that each Holder of such Exchange Rights shall have the right thereafter to receive on exercise of their respective Exchange Rights the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of the class of securities into which such Exchange Rights might have been exercisable for immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

              (d) If, at any time or from time to time after the date hereof, TurboChef shall merge or consolidate with or into another entity or sell all or substantially all of its assets, then as part of such merger, consolidation or sale, TurboChef may, in its sole discretion, take such action as is necessary to cause:

                  (i) each Exchange Right outstanding on the date such merger, consolidation or sale is consummated to be cancelled in exchange for receipt by each Holder of such Exchange Rights of the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive upon such merger, consolidation or sale, assuming that such Holder's Exchange Rights were exercised immediately prior thereto; or

                  (ii) each Holder of then-outstanding Exchange Rights to thereafter receive upon exercise of such Holder's Exchange Rights the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon exercise of such Exchange Rights was entitled to receive upon such merger, consolidation or sale, and in such case, appropriate adjustment (as determined in good faith by TurboChef's Board of Directors) shall be made in the application of the provisions set forth in this SECTION 4.01(D) with respect to the rights and interests thereafter of such Holder, to the end that the provisions set forth in this ARTICLE IV (including provisions with respect to changes in and other adjustments of the Exchange Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon exercise of such Exchange Rights.

         4.02 CERTIFICATE OF ADJUSTMENT. In each case of any adjustment or readjustment pursuant to this ARTICLE IV in the Exchange Price, or number or type of shares issuable upon exercise of outstanding Exchange Rights, TurboChef at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of the adjusted Exchange Price. TurboChef shall promptly send (by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to each Holder.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF TURBOCHEF

         5.01 ORGANIZATION. TurboChef is a corporation, duly organized and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as now conducted by it and to own and operate its assets as now owned and operated by it.

         5.02 AUTHORITY. TurboChef has the full power, legal capacity, and authority to execute and deliver this Agreement, to perform its respective obligations hereunder, and to consummate the transactions contemplated hereby.

         5.03 BINDING AGREEMENT; NO VIOLATION. This Agreement constitutes the legal, valid, and binding obligations of TurboChef, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies. Except as set forth on SCHEDULE 5.03 hereof, the execution and delivery of this Agreement by TurboChef, the consummation of the transactions contemplated hereby by TurboChef, and the performance of the covenants and agreements of TurboChef set forth herein do not, and will not, with or without the giving of notice or the lapse of time, or both: (a) require the consent, waiver, approval, license or other authorization of any Person; (b) violate or conflict with any Laws; (c) breach or constitute a default under any contract to which TurboChef is a party or by which TurboChef or any of its assets are bound; (d) result in the creation or imposition of, or afford any Person the right to obtain, any Lien upon any of the assets of TurboChef; or (e) violate the Articles of Incorporation or Bylaws of TurboChef.

         5.04 CAPITAL STOCK. The shares of Common Stock to be issued hereunder upon the exercise of Exchange Rights will, at the time of issuance, be duly authorized, validly issued, fully paid and nonassessable.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

         Each of the Holders hereby represents and warrants to TurboChef as follows:

         6.01 AUTHORITY. Such Holder has the full power, legal capacity, and authority to execute and deliver this Agreement, to perform its respective obligations hereunder, and to consummate the transactions contemplated hereby.

         6.02 BINDING AGREEMENT; NO VIOLATION. This Agreement constitutes the legal, valid, and binding obligations of such Holder, enforceable against such Holder in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies. The execution and delivery of this Agreement by such Holder, the consummation of the transactions contemplated hereby by such Holder, and the performance of the covenants and agreements of such Holder set forth herein do not, and will not, with or without the giving of notice or the lapse of time, or both: (a) require the consent, waiver, approval, license or other authorization of any Person (including any spousal consent); (b) violate or conflict with any Laws; (c) breach or constitute a default under any contract to which such Holder is a party or by which such Holder or any of its assets, including its Preferred Units, are bound; (d) result in the creation or imposition of, or afford any Person the right to obtain, any Lien upon any of the assets of such Holder; or
(e) if such Holder is a corporation, limited liability company or other entity, violate the articles of incorporation, bylaws, articles of organization, operating agreement or other related organizational and governing documents of such Holder.

         6.03 TITLE TO PREFERRED UNITS. Such Holder owns, beneficially and of record, such number of Preferred Units as are set forth beside such Holder's name on Exhibit A to the

Operating Agreement, free and clear of any Liens, other than such Liens as are created by virtue of the provisions of the Operating Agreement.

         6.04 INVESTMENT REPRESENTATIONS. Such Holder acknowledges and agrees that:

              (a) The Exchange Right is, and the Common Stock subject to such Holder's Exchange Right will be, issued to such Holder in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act, and in reliance upon the exemptions from registration contained in comparable exemptions contained in the securities laws of other jurisdictions to the extent applicable, and any transfer of such Exchange Right or Common Stock may be restricted or limited as a condition to the availability of such exemptions.

              (b) TurboChef's reliance upon such exemptions is based in part upon such Holder's representations, warranties, covenants, and agreements contained in this Agreement.

              (c) The Exchange Right is, and the Common Stock acquired on exercise of the Exchange Right will be, acquired for investment for the account of such Holder and without the intent of participating directly or indirectly in a distribution of such Exchange Right or Common Stock, and the Exchange Right and Common Stock will not be transferred except in a transaction that is in compliance with any and all applicable securities laws.

              (d) Such Holder has been supplied with, or has had access to, all appropriate disclosure information, including risk disclosures, financial statements and other financial information, of TurboChef, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions of, and receive answers from, knowledgeable individuals concerning TurboChef and its Common Stock.

              (e) Such Holder is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act, or has, itself or together with such Holder's purchaser representative, such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in TurboChef and the Common Stock.

              (f) Such Holder is financially able to bear the economic risk of its investment in TurboChef, can afford to hold the Common Stock for an indefinite period and can afford a complete loss of its investment in TurboChef.

                                  ARTICLE VII

                         PIGGY-BACK REGISTRATION RIGHTS

         7.01 REGISTRATION RIGHTS. If, after the date hereof, TurboChef determines to register any of its securities for its own account or for the account of other security holders of TurboChef on any registration form (other than Form S-4 or S-8) which permits the inclusion of any Registrable Shares (a "PIGGYBACK REGISTRATION"), TurboChef will give the Holders written notice thereof promptly and, subject to SECTION 7.03, shall include in such registration all the Registrable Shares specified in a written request, or requests, made by the Holders within twenty (20) days after receipt of such written notice from TurboChef, subject to the underwriter limitations, if any, described in SECTION 7.03 hereof; PROVIDED, HOWEVER, that the number of Registrable Shares that any Holder may include in any such registration shall not exceed the product of (a) the total number of Registrable Shares then held by such Holder, multiplied by (b) a fraction, the numerator of which is the total number of Registrable Shares then held by the Holder and the denominator of which is the total number of Registrable Shares then held by all Holders. TurboChef shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this SECTION 7.01 without any obligation or liability to the Holders.

         7.02 PARTICIPATION IN UNDERWRITING. If the Piggyback Registration relates to an underwritten public offering, TurboChef shall so advise each Holder as a part of the written notice given pursuant to SECTION 7.01. In such event, the right of a Holder to participate in such registration shall be conditioned upon such Holder's participation in such underwriting in accordance with the terms and conditions thereof. Should a Holder propose to distribute its Registrable Shares through such underwriting, it shall (together with TurboChef) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by TurboChef.

         7.03 PRIORITY. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises TurboChef in writing that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering, the number of Registrable Shares that may be included in the registration shall be allocated among the Holders exercising rights pursuant to SECTION 7.01, as nearly as practicable, to the respective amounts of Registrable Shares that each such Holder had requested to be included, and which were otherwise includable, in such Piggyback Registration (taking into account any securities to be sold by other holders with similar registration rights who have requested that such securities be included in the registration). TurboChef shall advise the Holders as to the number of Registrable Shares that may be included in the registration and underwriting as allocated in the foregoing manner. No such reduction shall be made with respect to securities offered by the Company for its own account.

         7.04 WITHDRAWAL. If the Piggyback Registration relates to an underwritten public offering and any Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to TurboChef and the underwriter. Any Registrable Shares so excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

         7.05 DURATION. Subject to the underwriter limitations described in
SECTION 7.03, the Holders shall be entitled to have their Registrable Shares included in an unlimited number of Piggyback Registrations pursuant to SECTION 7.01.

         7.06 ADDITIONAL REGISTRATION MATTERS.

              (a) All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to SECTION 7.01 of this Agreement shall be borne by TurboChef; and each participating Holder shall bear such Holder's respective Selling Expenses; PROVIDED, HOWEVER, that if any jurisdiction in which such securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by the Holders, then each participating Holder shall bear such Holder's respective portion of such expenses.

              (b) Each Holder, with respect to any registration in which Registrable Shares held by such Holder are included, shall furnish in writing to TurboChef such information regarding such Holder and the distribution proposed by such Holder as TurboChef may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement, and TurboChef shall not be required to include such Holder's respective securities in any such registration unless such information shall have been provided.

         7.07 INDEMNIFICATION.

              (a) Each participating Holder shall, if securities held by such Holder are included among the securities as to which a registration, qualification or compliance is being effected, severally and not jointly, indemnify TurboChef, each of its directors and officers, each underwriter, if any, of TurboChef's securities covered by such a registration statement, each Person who "controls" (as defined under the Securities Act) TurboChef or such underwriter, and each of such controlling person's officers, directors and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and shall reimburse TurboChef, its directors, officers, partners, underwriters and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to TurboChef by any such Holder specifically for use therein.

              (b) With respect to Holders whose securities are included among the securities as to which a registration, qualification or compliance is being effected hereunder, TurboChef shall indemnify such Holders against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and shall reimburse such Holders for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that TurboChef shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon written information furnished to TurboChef by a Holder, the underwriter or any other party seeking to be indemnified, where such information was provided specifically for use in such prospectus, offering circular or related document.

              (c) Each party entitled to indemnification under this SECTION 7.07 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this SECTION 7.07 only if such failure is prejudicial to the ability of the Indemnifying Party to defend such action, and only then to the extent so prejudiced, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this SECTION 7.07. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

              (d) If the indemnification provided in SECTION 7.07(A) or SECTION 7.07(B) is unavailable for any reason, the Indemnifying Party agrees to contribute to the claims, losses, damages and liabilities of the Indemnified Party in the proportion appropriate to reflect (i) the relative benefits received by the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with the transaction(s) from which such claims, losses, damages or liabilities arose, (ii) the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with such claims, losses, damages or liabilities, and (iii) any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information, opportunity to correct or prevent the circumstances resulting in such claims, losses, damages or liabilities, and whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Indemnifying Party or other conduct by the Indemnifying Party (or its employees or other agents), on the one hand, or by the Indemnified Party, on the other hand.

         7.08 TERMINATION OF REGISTRATION RIGHTS. Notwithstanding any provision to the contrary contained in this Agreement, a Holder's registration rights under this ARTICLE VII shall automatically terminate on the date when all of the Common Stock owned by such Holder as a result of the exercise of its Exchange Rights hereunder is eligible for sale under Rule 144(k) under the Securities Act.

                                  ARTICLE VIII

                         OTHER COVENANTS AND AGREEMENTS

         8.01 FURTHER ASSURANCES. From and after the date hereof, TurboChef and the Holders agree to execute, acknowledge, deliver and file, or cause to be executed, acknowledged, delivered and filed, all further instruments, agreement or documents as may be necessary to consummate the transactions provided for in this Agreement, and to do all further things necessary to carry out the purpose and intent of this Agreement.

         8.02 LEGENDS. Unless (a) the Registrable Shares have been registered under the 1933 Act, or (b) in the opinion of counsel for TurboChef such legend is no longer required in order to ensure compliance with the Securities Act and all applicable state securities laws, upon the issuance of any of the shares of Common Stock, all certificates representing such shares shall bear on the face thereof substantially the following legend:

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN (A) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AND (B) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS. IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

         8.03 NO STOCKHOLDER RIGHTS.

              (a) No Holder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Holder's Exchange Right until (i) such Exchange Right shall have been exercised pursuant to the terms of this Agreement, (ii) TurboChef shall have issued and delivered the shares of Common Stock to such Holder, and (iii) such Holder's name shall have been entered as a stockholder of record on the books of TurboChef, whereupon such Holder shall have full voting and other ownership rights with respect to such shares of Common Stock issued to such Holder.

              (b) The existence of this Agreement shall not affect in any way the right or power of TurboChef to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of TurboChef, any issue of debt or equity securities having preferences or priorities as to the Exchange Stock or the rights thereof, the dissolution or liquidation of TurboChef, any sale or transfer of all or any part of its business or assets or any other corporate act or proceeding.

         8.04 TRANSFER OR ASSIGNMENT OF RIGHTS.

              (a) Neither this Agreement nor any rights hereunder may be transferred by any Holder without the prior written consent of TurboChef, except that a Holder may, subject to the terms and conditions of this Agreement, and compliance with all applicable securities laws, transfer its rights under this Agreement to a transferee who is acquiring such Holder's Preferred Units in connection with a transfer of such Preferred Units which is effected in connection with the transfer provisions of Section 8.1 or Section 8.2 of the Operating Agreement.

              (b) In connection with and as a condition to any assignment or transfer hereunder, (i) the assigning or transferring Holder must provide to TurboChef evidence satisfactory to TurboChef that the proposed transfer will be effected in compliance with all applicable laws, including without limitation federal and state securities laws, and (ii) the transferee must have executed and delivered a written agreement, in form and substance reasonably satisfactory to TurboChef, to assume all of the duties and obligations of the assigning or transferring Holder under this Agreement, and to be bound by and subject to all of the terms and conditions of this Agreement.

              (c) Except as set forth in this SECTION 8.04, neither this Agreement nor any rights hereunder may be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise), and any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement or any rights hereunder contrary to the provisions of this Agreement shall be null and void and without legal effect.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.01 NOTICES. All notices, objections, requests, claims, demands, and other communications required or permitted hereunder shall be in writing, and shall be deemed to be delivered and received (a) if personally delivered or, if delivered by telegram, facsimile, or courier service, when actually received by the party to whom notice is sent (or upon confirmation of receipt received by the sender), or (b) if delivered by mail (whether actually received or not), at the close of business on the third (3rd) business day next following the day when placed in the mail, postage prepaid, certified or registered, return receipt requested addressed to the appropriate party or parties, at the address of such party set forth on the signature pages hereto (or at such other address as such party may designate by written notice to all other parties in accordance herewith):

         9.02 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants with respect to such subject matter, except as specifically set forth herein or therein.

         9.03 BINDING EFFECT. Subject to the provisions of SECTION 8.04 hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         9.04 THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         9.05 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among residents of New York made and to be performed entirely within the State of New York, and without regard to the conflicts of law principles as may otherwise be applicable.

         9.06 JURISDICTION AND VENUE; WAIVER OF JURY TRIAL. Each party to this Agreement hereby irrevocably agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereunder may be brought in the courts of Fulton County in the State of Georgia or of the United States of America for the Northern District of Georgia, and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding, by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address set forth in this Agreement, such service to become effective ten (10) days after such mailing. IF LITIGATION IS BROUGHT TO ENFORCE THIS AGREEMENT, EACH PARTY KNOWINGLY AND INTENTIONALLY WAIVES THE RIGHT IT HAS TO A TRIAL BY JURY. THE PARTIES AGREE THIS PROVISION IS A MATERIAL INDUCEMENT TO THE PARTIES' ENTERING INTO THIS AGREEMENT.

         9.07 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         9.08 AMENDMENTS; WAIVERS; DELAYS OR OMISSIONS. No waiver, amendment, modification or change of any provision of this Agreement shall be effective unless and until made in writing and signed by TurboChef and each Holder. No delay or omission to exercise any right, power or remedy accruing to any party upon any breach, default or noncompliance of another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party of any breach, default or noncompliance under this Agreement or any waiver on any party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement or otherwise afforded to a party shall be cumulative and not alternative.

         9.09 COUNTERPARTS AND SIGNATURE BY FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement for purposes of execution or otherwise, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any notice required thereof.


                         [signatures on following page]

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                         TURBOCHEF:

                         TURBOCHEF TECHNOLOGIES, INC.



                         By:  /s/  James K. Price
                            -----------------------------------------------
                              Name:  James K. Price
                                   ----------------------------------------
                              Title:  President and Chief Executive Officer
                                    ---------------------------------------


                         Six Concourse Parkway
                         Suite 1900
                         Atlanta, Georgia  30328
                         Attn:  General Counsel
                         Facsimile:  (_____) _____-_______




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                                        CAIRNWOOD FOOD GROUP, LLC



                                        By:  /s/  Thayer B. Pendleton
                                           -------------------------------------
                                             Name:  Thayer B. Pendleton
                                                  ------------------------------
                                             Title:  President
                                                   -----------------------------


                                        24 Woodstock Road, Suite 200
                                        Roswell, Georgia 30075
                                        Attn:  Tim Lundberg
                                        Facsimile:  (770) 645-0987




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                                          /s/  Sarah Palisi Chapin
                                        -----------------------------------
                                        Sarah Palisi Chapin


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                                          /s/  Maxwell T. Abbott
                                        --------------------------------------
                                        Maxwell T. Abbott


                                        [ADDRESS OMITTED]




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                                          /s/  John Robert Norris
                                        --------------------------------------
                                        John Robert Norris


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                                            /s/  Michael J. Dobie
                                          ------------------------------------
                                          Michael Dobie


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                                        /s/  Neal Cooper
                                        --------------------------------------
                                        Neal Cooper


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                                         /s/  Carl Jay Dougherty
                                        --------------------------------------
                                        Carl Jay Dougherty


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                                          /s/  Gwen S. Irwin
                                        --------------------------------------
                                        Gwen Irwin


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                                          /S/  William Richards
                                        --------------------------------------
                                        William Richards


                                [ADDRESS OMITTED]




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                                          /s/  Alison Brushaber
                                         -------------------------------------
                                         Alison Brushaber


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                                          /s/  Robert Foreman
                                        --------------------------------------
                                        Robert Foreman


                                        [ADDRESS OMITTED]




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                                        /s/  Rusty Rose
                                        --------------------------------------
                                        Rusty Rose


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                                        /s/  Carol Hunt Kralicek
                                        --------------------------------------
                                        Carol Kralicek


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                                    EXHIBIT A

                               NOTICE OF EXERCISE


         The undersigned hereby irrevocably elects to exercise the right of exchange granted pursuant to the attached Preferred Unit Exchange Agreement (the "AGREEMENT") to exchange __________ Preferred Units of ENERSYST DEVELOPMENT CENTER, L.L.C., a Delaware limited liability company, for shares of common stock, par value $.01 per share, of TURBOCHEF TECHNOLOGIES, INC., a Delaware corporation ("TURBOCHEF"), as provided for therein.

         The undersigned has enclosed any and all certificates representing the Preferred Units to be exchanged hereby, which have been duly endorsed in blank, or are accompanied by stock powers duly executed in blank.

         The undersigned hereby certifies to TurboChef that, as of the date hereof, the representations and warranties contained in SECTION 6.04 of the Agreement are true and correct in all material respects on and as of the date hereof.

         Please issue a certificate or certificates for such securities, and pay any cash for any fractional share, to the undersigned, at the address set forth below.

           Dated:  _______________ _____, 20_____.



                                        --------------------------------------
                                        (signature)

                                        --------------------------------------
                                       (print name)

                                        --------------------------------------
                                        --------------------------------------
                                         (address)

         NOTE: The above name and signature should correspond exactly with the name and signature set forth on the signature pages to the Agreement.